Federated Investors
World-Class Investment Manager

Federated Intermediate Municipal Trust

A Portfolio of Intermediate Municipal Trust

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended May 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Investment Review

MARKET ENVIRONMENT

Mixed economic data and continued geopolitical distress has resulted in a flight to quality that has helped to make municipal bonds the preferred sector for all types of investors. As a result, flows into municipal bond funds have been consistently positive. The increased level of demand from both retail and institutional sources has helped the municipal bond market to perform well relative to other fixed income asset classes. The municipal yield curve steepened as the Federal Reserve Board (the "Fed") appeared to be in no hurry to change interest rate policy and demand for short-term debt continued unabated. The 5, 10 and 30-year AAA municipal bond yields changed by, minus 76 basis points, minus 45 basis points and minus 15 basis points, respectively. General obligation debt (states, counties and cities) came under increased ratings pressure as budget shortfalls resulted from the recession's effects on sales and income taxes. Municipal Bond yields, as represented by the Bond Buyer 40 Municipal Index,1 declined moderately over the period from 5.44% at the beginning of April to 5.28% at the end of June.

PERFORMANCE

The fund's total return over the reporting period was 5.93%.2 The portfolio's positioning in intermediate maturities with convex structures had a positive impact as interest rates declined. Sector exposure to hospital and industrial development debt also provided positive incremental return over the period.

STRATEGY REVIEW

The fund attempts to maximize tax-exempt income3 within specific risk parameters. Incremental return is provided to the portfolio by making relative value decisions involving credit spreads relationships to benchmarks, yield curve positioning, state and sector allocations, and appropriate bond structures (coupon and callability).

1 The Bond Buyer Index is comprised of 40 actively quoted and traded municipal bonds.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Income may be subject to the federal alternative minimum tax and state and local taxes.

Strategy has involved maintaining fund duration at a neutral weighting to the respective benchmark. A combination of low absolute interest rates, clear signs of the emerging economic recovery and municipal bond valuations that are fair value to treasury and corporate bonds, make a neutral duration4 position prudent. Total return should be driven by income generation at this stage of the business cycle and less so by price return. The municipal yield curve's current steepness provides attractive yields and the best opportunity to roll down the curve in the 2012 to 2016 year maturity range. This is the portion of the yield curve where purchases have been concentrated. Credit spreads should narrow as the economic recovery accelerates. As a result, the purchase of lower quality municipal debt (A and BBB rated) is being undertaken.

OUTLOOK

A delay in the Fed's expected action on interest rates means the municipal yield curve should remain steep in the short term. This provides an opportunity for leveraged trades to outperform as short-term interest rates remain significantly below long term interest rates. Issuance will continue to surge as low interest rates and the need to fix state and local budget deficits persists. Numerous state and local governments will have to work through budget shortfalls resulting from regional economic slowdown and the resulting increases in short-term and long-term debt. This reality will continue to put pressure on the yields at which states like New York and California are able to borrow. The forecasts for municipal debt issuance have been increased for the remainder of 2002. The low level of interest rates and deepening state budget problems should lead to continued heavy issuance. This could result in pressure on municipal bond prices if the demand for tax-exempt debt is unable to be accommodative.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Growth of $25,000 Invested in Federated Intermediate Municipal Trust

Average Annual Total Return for the Period Ended 5/31/2002
1 Year	5.93%
5 Years	4.83%
10 Years	5.21%
Start of Performance (12/26/1985)	5.87%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated Intermediate Municipal Trust (the "Fund") from May 31, 1992 to May 31, 2002 compared to the Lehman Brothers 7 Year General Obligation Municipal Bond Index (LB7GO)2 and the Lipper Intermediate Municipal Debt Funds Average (LIMDFA).3

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder may pay on the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated July 31, 2002, and together with financial statements contained therein, constitutes the Fund's annual report.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB7GO is an unmanaged index of municipal bonds, issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, a maturity value of at least $5 million and a maturity range of six to eight years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses and other fees that the SEC requires to be reflected in the Fund's performance.

Federated
World-Class Investment Manager
Federated Intermediate Municipal Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 458810108

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00289-01 (7/02)